TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM

The following table includes information concerning real property in which 41 prior programs sponsored by Affiliates of the Managing Shareholder of the Trust, Baron Advisors, Inc., have acquired direct or indirect equity or debt interests in the most recent three years. The prior programs have investment objectives similar to those of the Trust in that the programs provided financing in respect of residential properties (and in one case, a retail shopping center) for current income and capital appreciation (other than the mortgage funds).

- --------------------------------------------------------------------------------

                      Florida Income Advantage Fund I, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase III
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              26 Units
                                              30,654 total square feet

Date investment made:                         2/94

Principal amount of mortgage financing
existing at date of investment:               $625,000

Contract Investment Price(1):                 $846,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $846,000


- --------------------------------------------------------------------------------

                    Realty Opportunity Income Fund VIII, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase II
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              30 Units
                                              38,802 total square feet

Date investment made:                         3/94

Principal amount of mortgage financing
existing at date of investment:               $784,000

Contract Investment Price(1):                 $849,600

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $849,600

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder." 010499

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Florida Income Appreciation Fund I, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase IV
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              8 Units
                                              9,800 total square feet

Date investment made:                         4/94

Principal amount of mortgage financing
existing at date of investment:               $173,000

Contract Investment Price(1):                 $184,500

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $184,500


- --------------------------------------------------------------------------------

                        Florida Capital Income Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Eagle Lake Apartments
                                              Port Orange, Florida
                                              Residential Apartment Community

Number of units and
     Total square feet of units:              77 Units
                                              45,504 total square feet

Date investment made:                         11/94

Principal amount of mortgage financing
existing at date of investment:               $1,443,000

Contract Investment Price(1):                 $656,300

Cash Reserve:                                 $0

Acquisition Fee:                              $60,000

Total Investment Cost:                        $716,300


- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                         Tampa Capital Income Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Lakewood Apartments
                                              Brandon, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              83 Units
                                              44,928 total square feet

Date investment made:                         12/94

Principal amount of mortgage financing
existing at date of investment:               $1,500,000

Contract Investment Price(1):                 $589,500

Cash Reserve:                                 $165,500

Acquisition Fee:                              $180,000

Total Investment Cost:                        $935,000


- --------------------------------------------------------------------------------

                      Florida Capital Income Fund II, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Forest Glen Apartments - Phase I
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              52 Units
                                              62,696 total square feet

Date investment made:                         1/95

Principal amount of mortgage financing
existing at date of investment:               $1,343,000

Contract Investment Price(1):                 $548,000

Cash Reserve:                                 $199,000

Acquisition Fee:                              $71,000

Total Investment Cost:                        $818,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Florida Opportunity Income Partners, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Camellia Court Apartments
                                              Daytona Beach, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              60 Units
                                              34,848 total square feet

Date investment made:                         3/95

Principal amount of mortgage financing
existing at date of investment:               $900,000

Contract Investment Price(1):                 $543,000

Cash Reserve:                                 $143,000

Acquisition Fee:                              $24,000

Total Investment Cost:                        $710,000


- --------------------------------------------------------------------------------

                      Florida Capital Income Fund III, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Bridgepoint Apartments
                                              Jacksonville, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              48 Units
                                              27,360 total square feet

Date investment made:                         7/95

Principal amount of mortgage financing
existing at date of investment:               $700,000

Contract Investment Price1:                   $549,000

Cash Reserve:                                 $121,000

Acquisition Fee:                              $40,000

Total Investment Cost:                        $710,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                          Florida Tax Credit Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Spring Glade Apartments
                                              Tampa, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              78 Units
                                              42,912 total square feet

Date investment made:                         6/95

Principal amount of mortgage financing
existing at date of investment:               $564,000

Contract Investment Price(1):                 $546,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $546,000


- --------------------------------------------------------------------------------

                 Baron First Time Homebuyer Mortgage Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Pleasant Grove
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              39 Units
                                              54,600 total square feet

Date investment made:                         1/96

Principal amount of mortgage financing
existing at date of investment:               $400,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                      Florida Capital Income Fund IV, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Glen Lake Apartments
                                              St. Petersburg, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              144 Units
                                              79,200 total square feet

Date investment made:                         5/94

Principal amount of mortgage financing
existing at date of investment:               $2,812,500

Contract Investment Price(1):                 $1,212,800

Cash Reserve:                                 $305,200

Acquisition Fee:                              $100,100

Total Investment Cost:                        $1,618,100


- --------------------------------------------------------------------------------

                      GSU Stadium Student Apartments, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Stadium Club Apartments
                                              Statesboro, Georgia
                                              Student Residential Apartments

Number of units and
     total square feet of units:              60 Units
                                              51,624 total square feet

Date investment made:                         11/95

Principal amount of mortgage financing
existing at date of investment:               $1,372,000

Contract Investment Price(1):                 $690,000

Cash Reserve:                                 $100,000

Acquisition Fee:                              $100,000

Total Investment Cost:                        $890,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                         Brevard Mortgage Program, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Meadowdale Apartments
                                              Melbourne, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              64 Units
                                              39,168 total square feet

Date investment made:                         12/95

Principal amount of mortgage financing
existing at date of investment:               $900,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $57,500

Acquisition Fee:                              $0

Total Investment Cost:                        $507,500


- --------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund II, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             East Bay Village
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              54 Units
                                              75,600 total square feet

Date investment made:                         2/96

Principal amount of mortgage financing
existing at date of investment:               $450,000

Contract Investment Price(1):                 $455,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $455,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                  Clearwater First Time Homebuyer Program, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Palm Bay Condominiums
                                              Seminole, Florida
                                              Residential Condominium Community

Number of units and
     total square feet of units:              195 Units
                                              165,750 total square feet

ate investment made:                          3/96

Principal amount of mortgage financing
existing at date of investment:               $4,900,000

Contract Investment Price(1):                 $672,500

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $672,500


- --------------------------------------------------------------------------------

               Baron First Time Homebuyer Mortgage Fund III, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Independence Condominiums
                                              Independence, Kentucky
                                              Residential Condominium Community

Number of units and
     total square feet of units:              84 Units
                                              100,800 total square feet

Date investment made:                         5/96

Principal amount of mortgage financing
existing at date of investment:               $5,600,000

Contract Investment Price(1):                 $450,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund V, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Independence Condominiums
                                              Independence, Kentucky
                                              Residential Condominium Community

Number of units and
     total square feet of units:              84 Units
                                              100,800 total square feet

Date investment made:                         1/96

Principal amount of mortgage financing
existing at date of investment:               $5,600,000

Contract Investment Price(1):                 $425,000

Cash Reserve:                                 $25,000

Acquisition Fee:                              $0

Total Investment Cost:                        $450,000


- --------------------------------------------------------------------------------

                Baron First Time Homebuyer Mortgage Fund IV, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Villas at Meadowview
                                              Louisville, Kentucky
                                              Residential Community

Number of units and
     total square feet of units:              84 Units
                                              88,200 total square feet

Date investment made:                         6/96

Principal amount of mortgage financing
existing at date of investment:               $375,000

Contract Investment Price(1):                 $430,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $430,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                       Florida Income Growth Fund V, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:           Blossom Corners Apartments - Phase I
                                            Orlando, Florida
                                            Residential Apartment Community

Number of units and
     total square feet of units:            70 Units
                                            37,728 total square feet

Date investment made:                       4/96

Principal amount of mortgage financing
existing at date of investment:             $1,050,000

Contract Investment Price(1):               $825,500

Cash Reserve:                               $142,000

Acquisition Fee:                            $57,500

Total Investment Cost:                      $1,025,000


- --------------------------------------------------------------------------------

                Lamplight Court of Bellefontaine Apartments, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:           Lamplight Court Apartments
                                            Bellefontaine, Ohio
                                            Residential Apartment Community

Number of units and
     total square feet of units:            80 Units
                                            46,944 total square feet

Date investment made:                       7/96

Principal amount of mortgage financing
existing at date of investment:             $1,400,000

Contract Investment Price(1):               $580,000

Cash Reserve:                               $0

Acquisition Fee:                            $40,000

Total Investment Cost:                      $620,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                      Baron Strategic Vulture Fund I, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Curiosity Creek Apartments
                                              Tampa , Florida (73.7%)
                                              Residential Apartment Community

Number of units and
     total square feet of units:              81 Units
                                              43,776 total square feet

Date investment made:                         10/96

Principal amount of mortgage financing
existing at date of investment:               $1,300,000

Contract Investment Price(1):                 $612,000

Cash Reserve:                                 $90,000

Acquisition Fee:                              $90,000

Total Investment Cost:                        $792,000


- --------------------------------------------------------------------------------

                      Baron Strategic Investment Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Villas at Lake Sycamore             Blossom Corners Apartments -Phase
                                              Cincinnati, Ohio                    II
                                              Townhomes                           Orlando, Florida
                                              (under development)                 Residential Apartment Community

Number of units and
     total square feet of units:              164 Units                           68 Units
                                              217,300 total square feet           38,100 total square feet

Date investment made:                         3/98                                10/96

Principal amount of mortgage financing
existing at date of investment:               $800,000                            $1,130,000

Contract Investment Price(1):                 $128,000                            $712,409

Cash Reserve:                                 $18,000                             $102,000

Acquisition Fee:                              $21,600                             $122,400

Total Investment Cost:                        $167,600                            $936,809

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Baron Strategic Investment Fund II, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Steeplechase Apartments
                                              Anderson, Indiana
                                              Residential Apartment Community

Number of units and
     total square feet of units:              72 Units
                                              42,720 total square feet

Date investment made:                         11/96

Principal amount of mortgage financing
existing at date of investment:               $1,254,307

Contract Investment Price(1):                 $524,000

Cash Reserve:                                 $80,000

Acquisition Fee:                              $96,000

Total Investment Cost:                        $700,000


- --------------------------------------------------------------------------------

                    Baron Strategic Investment Fund VI, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of           Candlewood Apts. - Phase II     Country Square Apts. - Phase I
property:                         Tampa, Florida (41.3%)          Tampa, Florida
                                  Residential Apt Community       Residential Apt.
                                                                  Community


Number of units and
     total square feet of units:  60 Units                        73 Units
                                  17,568 total square feet        40,032 total square feet

Date investment made:             4/98                            3/97

Principal amount of mortgage
financing existing at date of
investment:                       $605,000                        $1,600,000

Contract Investment Price(1):     $68,000                         $188,750

Cash Reserve:                     $10,800                         $30,000

Acquisition Fee:                  $12,960                         $36,000

Total Investment Cost:            $91,760                         $254,750

Name, location, type of                  Pine View Apartments         Garden Terrace Apts. -
property:                                Orlando, Florida (57%)       Phase III
                                         Residential Apt.             Tampa, Florida (20%)
                                         Community                    Residential Apt.
                                                                      Community

Number of units and
     total square feet of units:         91 Units                     91 Units
                                         Approx. 50,000 sq. ft.       54,720 total square feet

Date investment made:                    10/97                        2/98

Principal amount of mortgage
financing existing at date of
investment:                              $1,620,000                   $1,010,000

Contract Investment Price(1):            $347,000                     $160,000

Cash Reserve:                            $54,000                      $25,200

Acquisition Fee:                         $64,800                      $30,240

Total Investment Cost:                   $465,800                     $215,440

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                          Baron Mortgage Fund IX, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Glen Oaks
                                              Louisville, Kentucky
                                              Single Family Homes

Number of units and
     total square feet of units:              320 Units
                                              Development Only

Date investment made:                         1/97

Principal amount of mortgage financing
existing at date of investment:               $0

Contract Investment Price(1):                 $678,000

Cash Reserve:                                 $120,000

Acquisition Fee:                              $120,000

Total Investment Cost:                        $918,000


- --------------------------------------------------------------------------------

                  Baron Income Property Mortgage Fund VI, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Brentwood at Independence
                                              Apartments - Phase I
                                              Independence, Kentucky
                                              Residential Apartment Community

Number of units and
     total square feet of units:              150 Units
                                              136,500 total square feet

Date investment made:                         8/96

Principal amount of mortgage financing
existing at date of investment:               $6,900,000

Contract Investment Price(1):                 $645,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $645,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Baron Mortgage Development Fund VII, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Brentwood at Alexandria Apartments
                                              - Phase I
                                              Alexandria, Kentucky
                                              Residential Apartment Community

Number of units and
     total square feet of units:              84 Units
                                              76,440 total square feet

Date investment made:                         12/96

Principal amount of mortgage financing
existing at date of investment:               $3,875,000

Contract Investment Price(1):                 $585,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $585,000


- --------------------------------------------------------------------------------

                     Baron Mortgage Development Fund X, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Townhomes at Aspen Glen
                                              Cincinnati, Ohio
                                              Residential Condominium Community

Number of units and
     total square feet of units:              226 Units
                                              305,100 total square feet

Date investment made:                         12/96

Principal amount of mortgage financing
existing at date of investment:               $450,000

Contract Investment Price(1):                 $678,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $678,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                   TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                  (continued)

- --------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XI, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             The Villas at Lake Sycamore
                                              Cincinnati, Ohio
                                              Residential Townhome Community

Number of units and
     total square feet of units:              164 Units
                                              217,300 total square feet

Date investment made:                         4/97

Principal amount of mortgage financing
existing at date of investment:               $800,000

Contract Investment Price(1):                 $678,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $678,000


- --------------------------------------------------------------------------------

                   Baron Mortgage Development Fund XVIII, L.P.

- --------------------------------------------------------------------------------

Name, location, type of property:             Brentwood at Independence
                                              Apartments - Phase II
                                              Independence, Kentucky
                                              Residential Apartment Community

Number of units and                           150 Units
     total square feet of units:              136,500 total square feet

Date investment made:                         7/97

Principal amount of mortgage financing
existing at date of investment:               $6,900,000

Contract Investment Price(1):                 $668,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $668,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- ----------------------------------------------------------------------------------------------------------------------------------

                                                 Baron Strategic Investment Fund V, Ltd.

- ----------------------------------------------------------------------------------------------------------------------------------
Name, location, type of property:        Sunrise Apartments - Phase I   Curiosity Creek Apartments   Candlewood Apts. - Phase II
                                         Titusville, Florida            Tampa, Florida (26.3%)       Tampa, Florida (12.8%)
                                         Residential Apartment          Residential Apartment        Residential Apartment
                                         Community                      Community                    Community

Number of units and
     total square feet of units:         60 Units                       81 Units                     60 Units
                                         36,288 total square feet       43,776 total square feet     17,568 total square feet

Date investment made:                    6/97                           3/97                         4/98

Principal amount of mortgage financing
existing at date of investment:          $1,079,582                     $1,300,000                   $605,000

Contract Investment Price(1):            $488,000                       $218,100                     $21,000

Cash Reserve:                            $80,400                        $36,000                      $3,600

Acquisition Fee:                         $80,400                        $36,000                      $3,600

Total Investment Cost:                   $648,800                       $350,100                     $28,200

- ----------------------------------------------------------------------------------------------------------------------------------

                                                Baron Strategic Investment Fund VII, Ltd.

- ----------------------------------------------------------------------------------------------------------------------------------
Name, location, type of property:        Crystal Court Apts. - Phase I  Longwood Apts. - Phase II    Sunrise Apts. - Phase II
                                         Lakeland, Florida              Cocoa Beach, Florida         Titusville, Florida
                                         Residential Apartment          Residential Apartment        Residential Apartment Community
                                         Community                      Community

Number of units and
     total square feet of units:         72 Units                       36 Units                     37 Units
                                         43,776 total square feet       22,176 total square feet     23,040 total square feet

Date investment made:                    4/97                           4/97                         4/97

Principal amount of mortgage financing
existing at date of investment:          $1,222,000                     $707,784                     $637,654

Contract Investment Price(1):            $42,654                        $314,500                     $392,522

Cash Reserve:                            $89,300                        $53,200                      $47,500

Acquisition Fee:                         $107,160                       $63,840                      $57,000

Total Investment Cost:                   $239,114                       $431,540                     $497,022

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XV, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Brentwood at Alexandria
                                              Alexandria, Kentucky
                                              Residential Apartment Community

Number of units and                           84 Units
     total square feet of units:              81,648 total square feet

Date investment made:                         7/97

Principal amount of mortgage financing
existing at date of investment:               $3,875,000

Contract Investment Price(1):                 $575,000

Cash Reserve:                                 $0

Acquisition Fee:                              $20,000

Total Investment Cost:                        $595,000

- --------------------------------------------------------------------------------

                     Baron Strategic Investment Fund X, Ltd.

- --------------------------------------------------------------------------------

Name, location, type                 Heatherwood Apts. -Phase II    Pine View Apartments
of property:                         Kissimmee, Florida (42%)       Orlando, Florida (43%)
                                     Residential Apartment          Residential Apartment
                                     Community                      Community


Number of units and
 total square feet of units:         41 Units                       91 Units
                                     22,176 total square feet       46,656 total square feet

Date investment made:                10/97                          10/97

Principal amount of mortgage
financing existing at date
of investment:                       $710,000                       $1,620,000

Contract Investment Price(1):        $174,000                       $263,000

Cash Reserve:                        $26,400                        $39,600

Acquisition Fee:                     $31,680                        $47,520

Total Investment Cost:               $232,080                       $350,120

Name, location, type                    Crystal Court Apts.-Phase I   Garden Terrace Apts. -
of property:                            Lakeland, Florida (43.5%)     Phase III
                                        Residential Apartment         Tampa, Florida (55%)
                                        Community                     Residential Apt
                                                                      Community

Number of units and
 total square feet of units:            72 Units                      91 Units
                                        43,776 total square feet      40,032 total square feet

Date investment made:                   10/97                         1/98

Principal amount of mortgage
financing existing at date
of investment:                          $1,222,000                    $1,010,000

Contract Investment Price(1):           $359,000                      $200,000

Cash Reserve:                           $54,000                       $45,600

Acquisition Fee:                        $64,800                       $45,600

Total Investment Cost:                  $477,800                      $291,200

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                    Baron Mortgage Development Fund XIV, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:            The Shoppes of Burlington
                                             Burlington, Kentucky
                                             Retail Shopping Center

Number of units and
     total square feet of units:             97,000 square feet

Date investment made:                        3/98

Principal amount of mortgage financing
existing at date of investment:              $3,000,000

Contract Investment Price(1):                $840,000

Cash Reserve:                                $0

Acquisition Fee:                             $0

Total Investment Cost:                       $840,000


- --------------------------------------------------------------------------------

                    Baron Strategic Investment Fund IV, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:            Country Square Apartments - Phase I
                                             Tampa, Florida
                                             Residential Apartment Community

Number of units and
     total square feet of units:             73 Units
                                             40,032 square feet

Date investment made:                        1/97

Principal amount of mortgage financing
existing at date of investment:              $1,600,000

Contract Investment Price(1):                $690,000

Cash Reserve:                                $100,000

Acquisition Fee:                             $100,000

Total Investment Cost:                       $890,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- ------------------------------------------------------------------------------------------------------------------------------------

                                         Baron Strategic Investment Fund VIII, Ltd.

- ------------------------------------------------------------------------------------------------------------------------------------
Name, location, type of property:          Longwood Apts. - Phase I     Heatherwood Apts. - Phase II    The Villas at Lake Sycamore
                                           Cocoa, Florida               Kissimmee, Florida              Cincinnati, Ohio
                                           Residential Apartment        Residential Apartment           Townhomes
                                           Community                    Community (58%)                 (under development)

Number of units and
     total square feet of units:           58 Units                     41 Units                        164 Units
                                           35,712 square feet           22,176 square feet              217,300 total square feet

Date investment made:                      10/97                        10/97

Principal amount of mortgage financing
existing at date of investment:            $1,037,000                   $710,000                        $800,000

Contract Investment Price(1):              $577,429                     $160,500                        $77,000

Cash Reserve:                              $84,000                      $24,000                         $12,000

Acquisition Fee:                           $100,800                     $28,800                         $14,400

Total Investment Cost:                     $762,229                     $213,300                        $103,400


- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:

                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                        Florida Tax Credit Fund II, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Bear Creek Apartments
                                              Bartow, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              47 Units
                                              34,560 total square feet

Date investment made:                         8/97

Principal amount of mortgage financing
existing at date of investment:               $427,346

Contract Investment Price(1):                 $259,000

Cash Reserve:                                 $0

Acquisition Fee:                              $0

Total Investment Cost:                        $259,000


- --------------------------------------------------------------------------------

                    Baron Strategic Investment Fund IX, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of          Villas at Lake Sycamore      Candlewood Apts. - Phase II
property:                        Cincinnati, Ohio             Tampa, Florida (45.9%)
                                 Townhomes                    Residential Apt.
                                 (under development)          Community


Number of units and
     total square feet of        164 Units                    60 Units
     units:                      217,300 square feet          17,568 total square feet

Date investment made:            2/98                         4/98

Principal amount of mortgage
financing existing at date of
investment:                      $800,000                     $605,000

Contract Investment Price(1):    $243,500                     $75,500

Cash Reserve:                    $55,200                      $16,800

Acquisition Fee:                 $55,200                      $16,800

Total Investment Cost:           $353,900                     $109,100

Name, location, type of          Garden Terrace Apts. -        Crystal Court Apts. -
property:                        Phase III                     Phase I
                                 Tampa, Florida (25%)          Lakeland, Florida (41.1%)
                                 Residential Apt               Residential Apt
                                 Community                     Community

Number of units and
     total square feet of        91 Units                      72 Units
     units:                      40,032 total square feet      43,776 total square feet

Date investment made:            1/98                          12/97

Principal amount of mortgage
financing existing at date of
investment:                      $1,010,000                    $1,216,741

Contract Investment Price(1):    $200,000                      $289,000

Cash Reserve:                    $45,600                       $120,000

Acquisition Fee:                 $45,600                       $120,000

Total Investment Cost:           $291,200                      $529,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."

                                    TABLE VI:
                      ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)

- --------------------------------------------------------------------------------

                 Central Florida Income Appreciation Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Grove Hamlet Apartments
                                              Deland, Florida
                                              Residential Apartment Community

Number of units and
     total square feet of units:              56 Units
                                              45,504 total square feet

Date investment made:                         6/95

Principal amount of mortgage financing
existing at date of investment:               $1,400,000

Contract Investment Price(1):                 $725,000

Cash Reserve:                                 $105,000

Acquisition Fee:                              $28,000

Total Investment Cost:                        $858,000


- --------------------------------------------------------------------------------

                        Midwest Income Growth Fund, Ltd.

- --------------------------------------------------------------------------------

Name, location, type of property:             Brookwood Way Apartments
                                              Mansfield, Ohio
                                              Residential Apartment Community

Number of units and
     total square feet of units:              66 Units
                                              38,016 total square feet

Date investment made:                         8/96

Principal amount of mortgage financing
existing at date of investment:               $1,075,000

Contract Investment Price1:                   $219,000

Cash Reserve:                                 $70,000

Acquisition Fee:                              $15,000

Total Investment Cost:                        $304,000

- --------------------------------------------------------------------------------

(1) The partnership applied net investment proceeds to acquire record title to residential apartment property, to provide or acquire subordinated mortgage loans secured by property, or to acquire limited partnership interests in, or redeem limited partnership interests of prior limited partners of, limited partnerships which own record title to property or subordinated mortgage interests secured by property. For the specific type of investment made, see Table I above and the footnotes thereto and the Prospectus at "Prior Performance of Affiliates of Managing Shareholder."